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                                                                    Exhibit 10.2


                                LEASE AGREEMENT

     THIS LEASE AGREEMENT made and entered into this 22nd day of May, 1996 between James W. Ayers (hereinafter referred to as "Landlord"), and New American Healthcare Corporation (hereinafter called "Tenant").

     WITNESSETH:

     In consideration of mutual covenants, agreements and undertakings, it is agreed:

     1. PREMISES AND TERMS: Landlord hereby leases to Tenant, and Tenant leases from Landlord, certain floor space on the fourth Floor, better known as Suite 440 in a certain building known as the Harpeth on the Green II, hereinafter referred to as the "Building" located at 109 Westpark Drive, city of Brentwood, County of Williamson, Tennessee, said space being outlined in red upon a drawing of said floor of the building which is attached to this Lease as Exhibit A and is incorporated herein by reference (the "Premises"), for a term to commence on the 1st day of December, 1996, and to the end at 6:00 p.m. on the last day of November, 2001 (the "Term").

     2. DEFINITIONS: For purposes of this lease, the following meanings shall apply:

     (a)  "Base Year" the calendar year 1996.

     (b) "Operational Year" shall be those years, or portions thereof, in which the tenant occupies the leased premises under the terms and conditions of this lease.

     (c) "Landlord's Operating Expenses" shall be deemed to mean all expenses incurred by Landlord with respect to the operation, maintenance, management, and repair of the land and building on which the Premises are located, determined on an accrual basis, in accordance with generally accepted accounting principles, including, without limitation, insurance (fire, extended coverage, rent, war risk, comprehensive public liability, etc.); utilities, licenses, permit and inspection fees, janitorial costs, wages and salaries of operating personnel, including, among others, maids, janitors, and security guards. Together with all payrolls, social security, unemployment and other taxes levied thereon; repairs and maintenance to the Building, ad valorem taxes levied by all governmental authorities having jurisdiction over the Building (and the land upon which it is located), and all other expenses of a nature customarily incurred in the reasonable and prudent operation of a first class office building, together with an allowance for the general overhead of the Landlord in the provision of such services, not to exceed 15% of the aggregate amount of the same.

     (d)  Tenant's Proportionate Share shall be 6.95%.

     3.   RENT AND ADJUSTMENT FOR OPERATING EXPENSES:

     (a) Tenant shall pay the Landlord or its designees in writing, rental at the rate of Ninety Thousand Ninety & 00/100 ($90,090.00), U.S. dollars per year (hereinafter called "Base Rental"), payable in equal monthly installments of Seven Thousand Five Hundred Seven & 50/100 ($7,507.50) U.S. dollars in advance, without demand, deduction or set-off on the first day of each calendar month during the term of this lease. All payments shall be made to Centennial Incorporated or at such other place as may, from time to time, be designated by the Landlord in writing.

     Other remedies for non-payment of rent under paragraph 31 or elsewhere herein notwithstanding a service charge of fifteen (15%) percent of the rent shall become due and payable in addition to the regular rent owned under this lease if the monthly rent payment is not received by Landlord or Landlord's Agent's office by the fifth (5th) day of the month for which said rent is due.

     A pro-rata monthly installment shall be due for the first and last month of the term should the term begin or end on other than the first or last day of the calendar month. In accordance with paragraph 36 of this lease Tenant's leasable area is calculated to be 5460 square feet.

     (b) Commencing as early as practical with the first whole calendar year in which the tenant shall occupy the leased premises, the tenant shall pay Additional rent to Landlord to cover tenant's pro-rata share of the Landlord's operating expense increases incurred during the time tenant occupies the leased premises, calculated as follows:

     (i) Within ten days from written demand served upon Tenant by Landlord, tenant shall pay a lump sum to Landlord for the tenant's pro-rata share of the increase, if any, in Landlord's operating expenses incurred in the first operational year over the base year.


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     (ii)   From the first month forward for each succeeding month after the demand for the lump sum is made the tenant's rent shall be calculated by dividing the tenant's pro-rata share of the increases in Landlord's operating expense as determined in the previous operational year or portion thereof into the months of that operational year in which tenant shall occupy the leased premises, and increasing the tenant's monthly rent to absorb that increase accordingly.

     (iii) Rent in each succeeding operational year shall be increased accordingly, as set forth in subsection (ii) of this paragraph. A lump sum to absorb the new annual increases in Landlord's operating expenses shall also be due and payable within ten days of demand at the beginning of each succeeding operational year as set forth in subsection (i) of this paragraph.

Landlords failure during the term of this lease to prepare and deliver any of the tax bills, statements, notices or bills referred to in this article, or Landlords failure to demand payment of additional rent provided for hereunder, shall not in any way cause Landlord to forfeit or surrender its right to collect any additional rent which may have become due during the term of this lease.

     (c) Tenants Proportionate Share of such increases in Landlords Operating Expenses shall, for the purpose of the default provisions hereof, be deemed as additional rental due from Tenant and shall entitle Landlord to all remedies provided herein at law or equity on account of Tenant's failure to pay rent.

     (d) Tenant shall also pay, to Landlord upon demand, in addition to the rent and additional rent mentioned, the full amount of any sales, use or other tax (excepting income tax) that may be levied upon this lease, the leasehold estate of Tenant, or the rents reserved herein, it is being understood that any sales tax on rent shall be added to the rents payable hereunder and shall be paid by Tenant, all to the end that the rents payable by Tenant hereunder shall be received by Landlord net of any tax payable to any governmental authority other than Landlord's income tax. If Tenant fails to pay such tax, Landlord shall be entitled to all remedies hereunder in the same manner and to the same extent as in the case of any other default hereunder. This provision is in addition to any monies owned by Tenant under the provisions of Paragraph 3(b) of this lease.

     4.   DELIVERY OF POSSESSION TO TENANT BY LANDLORD:

     (a) Tenant agrees to accept the premises in its "as is condition" and Landlord shall not be obligated to perform any work or spend any monies in connection with preparing the same for Tenant's use in occupancy except those provided in paragraph 44(a) and 44(e).

     (b) In the event this lease involves the construction of space for Tenant by Landlord, the commencement date shall be the date upon which improvements constituting Premises have been substantially completed in accordance with plans and specifications approved by both parties. The taking of possession by Tenant shall conclusively establish that said improvements have been completed in accordance with approved plans and specifications therefore and that the Premises are in good and satisfactory condition at the time possession is taken. The Premises should be deemed substantially completed when only minor or insubstantial details of construction, adjustment, or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenants use of Premises.

     (c) If Landlord is unable to give Tenant possession of the Premises on the commencement date for any reason whatsoever, Landlord shall be subject to no liability therefore and the validity of the lease shall not be impaired thereby, nor shall the same be construed in anyway to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible directly for the inability to obtain possession) until Landlord has given notice to Tenant that the Premises are ready for the Tenants occupancy. If Landlord gives Tenant permission to enter into possession of or upon the Premises prior to the commencement date, such possession or occupancy shall be deemed to be upon all the terms, covenants and conditions of this lease.

     5.   REPAIRS BY TENANT AND REMOVAL OF IMPROVEMENTS AND ALTERATIONS UPON
TERMINATION:

     (a) In furtherance of the provisions of Paragraph 4 hereof, Tenant's acceptance of the Premises in their condition at the commencement of the Term shall be deemed to be Tenant's acknowledgment that they are suited for the use intended by Tenant. Tenant will, at Tenant's expense take good care of Premises and the fixtures and appurtenances therein, and will suffer no active or permissive waste or injury thereof, and Tenant shall, at Tenant's expense, but under the direction of


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Landlord, promptly repair any injury or damage to Premises of Building caused by the misuse or neglect thereof by Tenant, whether ordinary or extraordinary, structural or not structural, interior or exterior, or by persons permitted on Premises by Tenant, or Tenant moving in or out of Premises.

     (b) Tenant will not, without Landlord's written consent, which shall not be unreasonably withheld, make any alterations, additions or improvements in or about the Premises. Tenant will not do anything to or on the Premises which will increase the rate of fire or other insurance on the Building or the Premises subjecting such insurance to being void or suspended. In the event that Tenant's action, omissions or occupancy of Premises shall cause the rate of fire or other insurance on the Building and/or Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord. The foregoing to the contrary notwithstanding, Tenant shall not use or permit the Premises to be used in violation of the prohibitions of the Rules and Regulations attached hereto and made a part hereof.

     (c) All alterations, additions or improvements (including, but not limited to, carpets, draperies and drapery hardware) made or installed by Tenant in or to the Premises shall become the property of Landlord at the expiration of this lease. Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant, at Tenants cost, and Tenant further agrees to do so prior to the expiration of the Term.

     (d) No later than the last day of the Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender the Premises (together with all keys to the Premises) in as good a condition as they were at he beginning of the Term, reasonable wear and damage by fire, the elements or casualty excepted. All property of Tenant remaining on the Premises after expiration of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject, however, to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to preceding Subparagraph (b). Without limiting the generality of the foregoing, it is specially understood that damages to floor covering caused by lack of protective mats under chairs or lack of casters on chairs shall not be considered "reasonable wear" under the terms of this Subparagraph (d).

     (e) In doing work of any nature in, to or about the Premises, Tenant will use only contractors or workmen approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall provide Landlord with a waiver or lien release prior to commencement of any Tenant initiated changes. Tenant shall within 30 days pay and discharge any and all licenses, impost, liens or other charges arising out of or in connection with the performances or any act required of or permitted Tenant hereunder and shall keep Premises free and clear from any and all such liens and charges. In furtherance thereof, Tenant agrees to indemnify and hold Landlord harmless from and against any and all losses, costs, damages or liabilities resulting from or attributable to any liens or claims of lien promptly upon notice from Landlord, or upon any prior notice of such lien or claim of lien.

     (f) In the performance of any acts required of or permitted Tenant under Paragraph 9 or any other provisions of this lease, Tenant shall obey and comply with all requirements, rules, regulations and ordinances of all legally constituted authorities existing at any time during the continuance of such performance which in any way affects the Premises or the use of the Premises by Tenant. Such compliance shall include compliance by Tenant with requirements of the Occupational Safety and Health Act and the Americans with Disabilities Act and all amendments thereto, as the same applies to Tenant's use of the Premises. Should such act require any alteration or addition to the Premises, Tenant shall perform same at its expense, provided that Landlord first approves in writing all plans and specifications prepared in connection with such performance.

     6. MAINTAINING FOOD OR DRINK MACHINES ON PREMISES: Tenant shall maintain no food or drink coin operating or vending machines within the Premises or the Building without the written consent of Landlord; such consent shall not preclude Landlord from charges Tenant for utility costs therefor pursuant to Paragraph 10(b) hereof.

     7. TENANT RISK: Landlord shall not be liable to Tenant for any theft of or damage to any personal property brought into the Building or the Premises by Tenant, its employees, agents, contractors, licensees or invitees. The word "Damage" as used herein specifically includes, without limitation water damage from sprinkler leakage, sprinkler flow, or other water damage of any nature.


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     8.    REPAIRS BY LANDLORD: Landlord, at its expense, shall keep and maintain the building and its fixtures, appurtenances, systems and facilities serving the Premises, in working order, except for those repairs for which Tenant is responsible pursuant to any other provisions of this lease. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Premises, or the fixtures, equipment or appurtenances thereof, provided that Landlord shall use diligence and shall perform such work, except in case of any emergency, in a manner which will not materially interfere with Tenant's use of the Premises.

     9. PURPOSE: Tenant shall use and occupy Premises for office use only and for no other purpose. Tenant's use of Premises shall not violate any ordinance, law or regulation or any governmental body or the "Rules and Regulations" of Landlord, as made a part hereof. Moreover, Tenant agrees to conduct its business in the manner of and according to the generally accepted written or unwritten code of ethics or business principles or the business profession in which Tenant is engaged, and in case of breach of this covenant, Tenant agrees that Landlord may terminate either this lease or Tenant's right to possession hereunder by giving Tenant sixty (60) days notice to vacate.
          If any governmental license or permit, including without limitation a certificate of occupancy, or any amendment thereto shall be required for the proper and lawful conduct of Tenants business in the Premises, or any part thereof, and a failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and maintain such license or permit and shall submit the same to Landlord for inspection.

     10.  SERVICES - ELEVATOR, WATER, CLEANING AND ELECTRICITY:
     (a) Landlord shall furnish the following services without charge at the proper season during reasonable hours (8:00 a.m. to 6:00 p.m. Monday through Friday inclusive) on normal business days, except legal holidays normally observed in Nashville, Tennessee.
     (i)  Elevator service, where applicable.
     (ii) Air conditioning and Heat sufficient, in Landlord's judgment (subject to compliance with all applicable federal, state and local energy laws and regulations) to cool or heat the Premises.
     (iii)Common use restrooms.
     (iv) Cleaning service (which shall not be performed during business hours).
     (b) Landlord shall also furnish electric current on the Premises for lighting and for the operations of small business machinery (e.g. typewriters, adding machines and other small office equipment) using 110-volt, 20-amp circuits. Additional business machinery using 220-volt, (e.g. data processing machines and the like) may be installed with Landlord's prior consent but not otherwise, it being understood in giving or withholding its consent, Landlord may consider the extent of the load of such equipment upon the Building's electrical distribution systems the weight or size of the equipment, the noise which electrical equipment generates, and other relevant factors. No electrical equipment may be installed which, in Landlord's opinion will overload the wiring installations of the Building or interfere with the reasonable use of such wiring, or of the Building itself, by other tenants. Should Landlord grant consent for the installation of any additional equipment, all additional circuits and/or equipment required therefor shall be provided by Landlord and the cost of installation (and any additional cost of electrical usage) shall be paid by Tenant upon Landlord's demand.
     (c) If Tenant uses any of the services or electrical current enumerated in the Paragraph 10 in an amount or for a period in excess of that provided for herein, the Landlord reserves the right to charge Tenant as additional rent a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to reasonableness of such charge, the opinion of the appropriate local utility company or a local independent professional engineer shall prevail.
     (d) Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or breakdown, or any other cause beyond Landlord reasonable control, nor shall Landlord be liable for damages from the stopping of elevators or elevator service, or any of the fixtures or equipment in the Building being out of repair, for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, elevators or water apparatus, or for any damage arising out of failure to furnish the services enumerated in the Paragraph 10.


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     11.  DESTRUCTION OR DAMAGE TO PREMISES: If the Building in which the
Premises are located is totally destroy, (or so substantially damaged as to be untenatable, in the opinion of Landlord) by storm, fire, earthquake, or other casualty, the lease, shall at the option of either party by giving notice within thirty (30) days of such destruction or damage, terminate as of the date of such destruction or damage, and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises, but not the entire Building, are damaged but are not rendered wholly untenantable by any insured casualty, rental shall abate in proportion to the area of the premises which cannot be used or occupied by Tenant as a result of such casualty and Landlord shall restore the Premises to their condition immediately preceding the casualty, excluding any improvements and betterments made by Tenant; provided such repairs can, in the judgment of Landlord, be completed within one-hundred twenty (120) days from the date of settlement of its insurance claim. Landlord shall have no duty to repair any damage caused by a casualty in excess of insurance proceeds actually received. In no event shall rent abate if damage or destruction to Premises is the result of negligence of Tenant, its agencies or employees, or if Tenant is in default at time of such damage or destruction.

     12. RULES AND REGULATIONS: Tenant shall observe and comply with the "Rules and Regulations" attached hereto and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the building.

     13. DEFAULT: If Tenant defaults by failing to pay rent or other charges as due hereunder and does not cure such default within five (5) days after the due date of the same, or if Tenant defaults in performing any other of Tenant's obligations hereunder and fails to cure such default within thirty (30) days after written notice from Landlord, or if Tenant files for or is adjudicated a bankrupt, or if a receiver of trustee is appointed for Tenant's property including Tenant's interest in Premises, and such receiver or tustee is not removed within sixty (60) days, or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred, or if Tenant makes an assignment for benefit of creditors, or if the Premises or Tenant's effects or interest therein should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof, then, and in any said events, all rental and other charges then due or reserved herein shall immediately be due and payable by Tenant unless the parties hereto agree to the contrary in writing. Landlord may, at its option, at once or at any time thereafter (but only during continuance of such default or condition terminate this lease by written notice to Tenant. Upon such termination by Landlord, Tenant will at once surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of trespass, forcible entry or detainer or other tort.

     14. RELETTING BY LANDLORD: Landlord as Tenant's agent may without termination of this lease, upon Tenant's breach of this lease as defined hereinabove, at Landlord's option, enter upon and rent the Premises at any price that Landlord, in its sole discretion shall deem advisable by private negotiations and for any term Landlord deemed proper. Such actual rents obtained by Landlord in reletting the premises shall be deemed to be prima facia evidence of all the rental value of the premises. Tenant shall be liable to Landlord for the deficiency, if any, between all rent received hereunder and the total rental applicable to the Term hereof obtained by Landlord on reletting, or for Landlord's expenses in restoring Premises and all costs incident to such reletting.

     15. EARLY TERMINATION: No termination of this lease prior to the normal ending thereof by the lapse of time other otherwise shall affect Landlord's right to collect rent and all other charges due.

     16. ASSIGNMENT AND SUBLETTING: Tenant may not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this lease or any interest hereunder, or sublet Premises or any part hereof, or permit the use of the Premises by any party other than Tenant.
          In the event that at any time or from time to time during the term of this lease, Tenant desires to sublet all or part of the demised Premised, Tenant shall notify the Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed subletting and the area so


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proposed to be sublet and shall give the Landlord the option to sublet from
Tenant such space (hereinafter referred to as "Sublet Space") at a rental rate not to exceed the annual base rent plus adjustment of rent and additional rent which Tenant is required to pay to Landlord under this lease for the same space. Such option shall be exercised by Landlord in writing within thirty (30) days after receipt of the sublet notice.
          Consent to one assignment of sublease shall not destroy or waive this provision, and all later assignments and sublease shall likewise be made only upon prior written consent of Landlord, which shall not be unreasonably withheld. Subtenants or assignees shall become liable directly to landlord for all obligations of Tenant hereunder without relieving Tenant's liability; provided that Landlord may, at its option, lease the whole or any portion of Premises directly to Tenant's prospective subtenant or assignee; in which event Tenant shall be released from all liability with respect to the portion of the Premises so leased.

     17. EMINENT DOMAIN: If all or any substantial part of the land on which the Building stands or any estate therein is taken by virtue of eminent domain or is conveyed or leased in lieu of such taking, the lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. Widening of street abutting the land on which the Building stands shall not affect this lease, provided no part of Building is taken. Tenant shall not be entitled to any part of any condemnation award or any payment in lieu thereof, whether paid for the value of the land and building taken, or conveyed as severance damages to the remainder, or otherwise.

     18.  ENTRY:    Landlord may enter Premises from time to time at reasonable hours to show Premises to mortagees, or prospective purchasers or tenants, or to inspect Premises, or to make repairs required of Landlord under the terms hereof or repairs or improvements to adjoining space within the Building. Such entry by Landlord shall not entitle Tenant to any rent abatement.

     19. TRANSFER OF TENANTS: In the event the Premises rented to Tenant are less than 2000 square feet in area, Landlord reserves the right, at its option and upon giving thirty (30) days written notice in advance to Tenant, to transfer and remove Tenant from the Premises to any other available rooms and offices of substantially equal size and area and equivalent rental in Building of which the Premises are a part. Landlord shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises.

     20.  WAIVER OF SUBROGATION:   Anything in this Lease to the contrary
notwithstanding, to the extent such a waiver does not void any applicable insurance coverage, Lessor and Lessee each hereby waive any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, or employees for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or to the Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause to the extent that such rights of recovery, claim, action or cause of action is covered by insurance, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall have any right of subrogation against such party.

     21.  LIABILITY INSURANCE:     Lessee shall maintain comprehensive general
public liability insurance against claims for bodily injury, death or property damage occurring in, on or about the parking areas, Building or the Leased Premises in a combined single limit of not less than One Million Dollars ($1,000,000.00). Such insurance shall be effected under policies satisfactory to Lessor that shall name Lessor as an additional insured. Lessee shall furnish Lessor with a certificate evidencing such coverage that shall contain an undertaking by the insurer to give Lessor ten (10) days prior written notice of any modification or cancellation of the coverage afforded by such insurance.

     22. SUBORDINATION AND ATTORNMENT: This lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future ground leases, operating leases, superior leases, overriding leases, and underlying leases of the land and the building or any portion thereof now or hereafter existing and to all mortgages which may nor or hereafter affect the


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land, the building or any of such leases, whether or not such mortgages shall also cover other lands or buildings, to each and every advance made or hereafter to made under mortgages, and to all renewals, modifications, replacements and extensions and such leases and such mortgages and spreaders and consolidations of such mortgages. This section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver at its own expense any instrument that Landlord, the lessor of any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instrument within ten (10) days after request, Tenant hereby irrevocably constitutes and appoints Landlord as Tenants attorney in fact, coupled with the interest, to execute, acknowledge and deliver any such instruments for and on behalf of Tenant.

     23. INDEMNITY AND HOLD HARMLESS: Tenant hereby on behalf of itself and any party holding by, through or under Tenant agrees to indemnify and hold harmless, Landlord, its agents, contractors and employees in the following manner:
     (a) Against any default under this lease by Tenant and any party holding by, through or under Tenant for any and all damages, costs, claims or liabilities of whatsoever nature sustained by Landlord or any party holding by, through or under Landlord as a result of such default or failure.
     (b) Against any and all claims, damages, losses and liabilities whatsoever their nature, cause or origin, attributable in any manner to the negligence of Tenant, its agents, contractors, employees, or to the use and occupancy of Premises or Building by Tenant, its agents, contractors, employees, licensees or invitees.

          Further, Tenant waives and relinquishes any claim against Landlord, on account of any of the following:

          Any and all losses or damages to any property or person occasioned by fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body of authority, or other matter beyond the reasonable control of Landlord.

     24.  FIRE AND EXTENDED INSURANCE COVERAGE AND WAIVER OF SUBROGATION
THEREUNDER: Tenant shall carry fire and extended coverage insurance insuring its interest in Tenant's improvements in Premises and its interest in its office furniture, equipment and supplies, which insurance shall cover Tenant to the full insurable value thereof against damages to all such property and improvements caused by or attributable to water damage, including but not limited to sprinkler leakage or sprinkler flow. Tenant hereby waives any rights of action against Landlord for loss or damage covered by such insurance and Tenant covenants and agrees with Landlord that it will obtain a waiver from the carrier of such insurance releasing such carrier's subrogation rights as against Landlord. Tenant shall within twenty (20) days following notice from Landlord, deposit with Landlord the policy or policies of such insurance of a certificate or certificates thereof. the instrument or instruments deposited with Landlord hereunder shall be evidence that such insurance is in full force and effect, that such insurance will not be terminated or canceled without ten (10) days prior notice to Landlord by the carrier of such insurance, and that the carrier of such insurance waives all rights of recovery by way of action against Tenant for loss or damage covered by any insurance Landlord carries on the Premises and Landlord covenants and agrees with Tenant that it will obtain a waiver from the carrier of any such insurance releasing such carrier's subrogation right as against Tenant. Any additional premium imposed on account of the waivers provided for in this Paragraph shall be paid by the party benefiting from the same.

     25. REMEDIES CUMULATIVE: The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

     26. HOLDING OVER: If Tenant remains in possession of Premises or any part thereof after expiration of the Term hereof, with or without Landlord's acquiescence and without any written agreement between the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all provisions hereof and there shall be no renewal of this lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of Premises by Tenant after the expiration of the Term other than as Tenant at will.

     27.  NO WAIVER OF CHARGES:    The failure of either party to insist in any
instance on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This lease cannot be changed or terminated orally.

     28.  MARGINAL NOTATIONS:   The marginal notation in this lease are
included for convenience only and shall not be taken into consideration in any construction or interpretation of this lease or any of its provisions.

     29.  NOTICE:
     (a) Any notice by either party to the other shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (a) if to Tenant, at the Building, and (b) if to Landlord, at Landlord's address, or at such other address for either party as that party may designate by notice to the other; notice shall be deemed given, if delivered personally, upon delivery, and if mailed, upon the mailing thereof.
     (b) Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, the person occupying Premises; and if there is no person occupying the same, then such service may be made by attachment thereof on the main entrance to Premises.

          TO TENANT:     New American Healthcare Corporation
                         109 Westpark Drive
                         Suite 440
                         Brentwood, TN 37027

          TO LANDLORD:   Mr. James W. Ayers
                         Citizen's Bank Building, 2nd Floor
                         131 West Main Street
                         P. O. Box 217
                         Parsons, TN 38363

                         ATTN: Mr. James W. Ayers

          TO MANAGING
          AGENT:         Centennial, Inc.
                         2300 West End
                         Nashville, TN 37203
                         ATTN: Sandra Neilson

     30. HEIRS AND ASSIGNS: The provisions of this lease shall bind and inure to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and where permitted assigns, it being understood that the term "Landlord", as used in this lease, means only the owner, or the lessee for the time being of the land and Building of which the Premises are a part, so that in the event of any sale, or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or lessee of the entire Building that has the right to lease the space in Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding party Landlord for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding party Landlord.

     31.  ENTIRE AGREEMENT AND ENFORCEABILITY:    This lease contains the
entire agreement between Landlord and Tenant and no representations, inducements, promises or agreements, oral or otherwise, between Landlord and Tenant not embodied herein, oral or otherwise, shall be of any force or effect. If any term or provision of this lease shall be invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby; if the application of any term or provision of this lease to any person or circumstances shall to any extent be invalid or unenforceable, such term or provision shall remain applicable as to those persons or circumstances shall to any extent be invalid or unenforceable, such term or provision shall remain applicable as to those persons or circumstances to which it shall be valid and enforceable; and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

     32.  SECURITY DEPOSIT:   Tenant has this day deposited with Landlord the
sum of $7,507.50 as security for the performance by Tenant of all of the terms, covenants and conditions of this lease upon Tenant's part to be performed, which sum shall be returned to Tenant after the expiration of the term hereof, provided Tenant has fully performed hereunder. Landlord shall have the right to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this lease. In the event of a sale of the Building, or a lease of the Building, subject to this lease, Landlord shall have the right to transfer the security deposit to the vendee or lessee and Landlord shall thereupon be released from all liability for the return of such security deposit and Tenant shall look solely to the new Landlord for the return of said security and this provision shall apply to every transfer or assignment made of the security to a new Landlord. The security deposit under this lease shall not be assigned or encumbered by Tenant and any attempted assignment or encumbrance by Tenant shall be void.

     33.  ATTORNEY'S FEES:    Any amounts payable hereunder by Tenant to
Landlord which are not paid on or before the date due shall bear interest at the maximum effective rate of interest then permitted by applicable law from said due date. The party that breaches this contract agrees to pay reasonable attorney's fees.

     34.  GENDER:   The parties "Landlord", "Tenant", and "Broker" and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership, or individual, as may fit the particular parties.

     35. NO ESTATE IN LAND: It is understood and agreed that the interest of Tenant in this lease and in the Premises is not subject to levy or sale and may not be encumbered by Tenant and that no estate shall pass out of Landlord to Tenant hereunder with Tenant's rights to use the Premises being solely contractual.

     36.  LANDLORD'S LIABILITY:    If Landlord shall be an individual, joint
venture, Tenant in common, partnership, unincorporated association, or other incorporated aggregate of individuals and or entities or corporation, Tenant shall look only to such Landlord's estate and properties in the Premises (or the proceeds thereof) and, where expressly so provided in this lease to offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any partner, member, or also a director thereof, disclosed or undisclosed shall be subject to levy, execution or other enforcement procedure with the satisfaction of Tenant's remedies under or with respect to this lease, the relationship with Landlord and Tenant hereunder to Tenant's use or occupancy of the demised Premises.

     37.  TIME OF ESSENCE:    Time of the essence of this agreement.

     38. THE MEASUREMENT OF LEASABLE AREA: The measurement of leasable area shall be according to ANSIZ 65.1 - 1980 Titled: "Methods of Measuring Floor Areas in Office Buildings," (BOMA STANDARD) plus 12.5% for Tenants that occupy less than a full floor, which represents Tenant's pro-rata share of corridors, lobbies, restrooms, closets, and other public space.

     39.  BROKER:   Tenant covenants, warrants and represents that no broker or finder except Centennial Incorporated (the Broker) was instrumental in consummating this lease and that no conversations or negotiations were had with any broker or finder except Broker concerned with renting of the Premises. Tenant agrees to hold Landlord harmless against any claims for brokerage commission or other compensation arising out of any conversations or negotiations stated by Tenant with any broker or finder other than Broker.

     40. SEVERABILITY: If any provision of this lease or the application thereof to any party to this lease or any circumstances shall be invalid or unenforceable to any extent, the remainder of this lease or circumstances shall not be affected thereby and shall be enforced to the extent permitted by law.

     41. GOVERNING LAW: This lease and the rights and obligations of Landlord, Tenant and Broker hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Tennessee.

     42. COUNTERPARTS: This lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     43.  ESTOPPEL CERTIFICATE:    Each party agrees, at any time from time to
time, as requested by the other party, upon not less than ten (10) days' prior notice, to execute and deliver to the other a statement certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this Lease have been exercised, (b) certifying the dates to which the Fixed Rent and Additional Rent have been paid and the amounts thereof, and stating whether or not, to the best knowledge of the singer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.
          At the request of Landlord, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease. Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord.

     44.  SPECIAL STIPULATIONS:   (a) Landlord agrees to provide a buildout
                                  allowance of up to $8.00 per square foot to be used to retrofit the existing space.

                                  (b) Tenant shall have the right to renew this renew this lease for one (1) five (5) year at then current market rates with 180 days prior written notice to Landlord.

                                  (c) At such time as R.R. Donnelley, or any other subsequent tenant, shall vacate the space currently occupied by R.R. Donnelley that is contiguous to the space contemplated by this lease and a floor plan attached hereto as "Exhibit B", Tenant shall have the first right of refusal of such space on the same terms and conditions acceptable to Landlord and a third party. Tenant's right of first refusal shall not preclude R.R. Donnelley from exercising renewal or extension rights it now has under its present lease, nor shall it preclude Landlord from entering into a lease with a subsequent new tenant for the same space, but the first right of refusal does preclude Landlord from offering any extension or renewal options to such new tenant beyond the initial term of such new tenant's lease. This first right of refusal also precludes Landlord offering extension or renewals to R.R. Donnelley beyond those it now has.

                                  (d) Landlord will provide Tenant a
                                  non-disturbance agreement from the mortgage holder.

                                   (e)  At such time as Tenant instructs
                                   Landlord to commence construction of tenant improvements, Tenant shall fund the amount of $43,680.00 into an interest bearing escrow under the control of Landlord or Landlord's agent. Landlord may draw upon such escrow for purposes of paying the aforementioned tenant improvement expense. At such time as Tenant provides certifiable evidence that it has obtained an equity capital infusion of at least $10,000,000, provided no default exists under the lease, the Landlord will reimburse the Tenant any funds remaining in the escrow account and will also reimburse the Tenant for the expenditures to date paid from the escrow account for tenant improvements.

                                   (f)  If Tenant elects to have the tenant
                                   improvements prior to occupancy of the space rent shall commence on December 1, 1996 or as soon thereafter as Landlord delivers the space to Tenant complete with a use and occupancy certificate. If Tenant elects to delay construction of Tenant improvements, rent shall commence on December 1, 1996 and will be abated for the period of time necessary to build out the space when Tenant elects to do so.

                             RULES AND REGULATIONS

         (which are referred to within Lease and made a part thereof)

     1. The stairwells in the Building shall be for emergency use only and shall not be obstructed by or otherwise used by Tenants or their employees.

     2. The sidewalks, halls, passages, electric closets, and elevators shall not be obstructed by Tenants or their employees or use for any other purposes than for ingress and egress from and to offices of Tenants. The roof, service areas, and such other areas in and about the Building as may from time to time be designated by Landlord are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto.

     3. Lavatories, janitor's closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals or refuse or other injurious substances, shall be thrown therein. Any damage resulting from such misuse or abuse shall be borne and immediately paid by the Tenant by whom or by whose employees it shall have been caused.

     4. No advertisement, sign or other notice ("Sign") shall be inscribed, painted or affixed on any part of the outside or inside of Building without the Lessor's express written consent to the sign and its location. No awnings or window tint shall be place upon the Building.

     5. No Tenant shall do or permit to be done in Building, or being or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in Building or interfere at any time without permission of landlord. No part of Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in Building by Tenant without Landlord's permission.

     6. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with passkeys into the offices) for the purposes of cleaning or taking care of Premises.

     7. No animals, birds, bicycles or other vehicles shall be allowed into the offices, halls, corridors, elevators or elsewhere in the Building.

     8. Tenants shall not cause unnecessary labor by reason of carelessness and indifference to the preservation of good order and cleanliness in the Premises and in the Building.

     9. Tenants and their employees shall not throw, sweep, drop or otherwise place any objects, dirt, refuse or other substance out of the Premises into the corridors, stairwells, lobbies, elevators or other areas in or about the Building

     10. Tenants shall not use or keep in the Building any explosives, kerosene, gasoline, benzine, camphene, burning fluid or other flammable material.

     11. No painting shall be done, nor shall any alteration be made, to any part of Building by painting up or changing any particulars, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord or its agent. All glass, locks and trimmings in or upon the doors and windows of Building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenants shall not deface Buidling, the woodwork of the walls of Premises.

     12. No more than two keys will be furnished Tenants without charge. Tenants shall not, under any circumstances, have any duplicate keys made. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenant at the termination of their Lease of Premises shall return to Landlord all keys to doors in Building.

     13. Landlord in all cases shall prescribe the method and manner in which any merchandise, heavy furniture, large packages or safes shall be brought in or taken out of the Building, and also the hours at which moving shall be done. All damages done to the Building by taking in or out of such merchandise, heavy furniture, large packages or safes or any damage done to the Building by reason of said property being therein, shall be made good and paid for by the Tenant by, through or under whom the said damage may have been done. All furniture, safes or fixtures shall be provided with supports, glides or casters that will meet the approval of Landlord.

     14. If Tenants require wiring for a bell or buss system, such wiring shall be done at Tenant's expense and by the electrician of Building only and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord. If telegraphic or telephonic services are desired, the wiring for same shall be done as directed by the electrician of Building or by some employee of Landlord who may be instructed by the superintendent of Building to supervise them, and no boring or cutting for wiring shall be done unless approved by Landlord or its agents.

     15.  Landlord reserves all vending rights.

     16. Landlord shall not be responsible to any Tenant for the non-observance or violation of any of these Rules and Regulations by any other Tenant(s). Landlord reserves the right to make such other reasonable rules and regulations as in his judgment may from tie to time be needed for the safety, care and cleanliness of Premises, and for the preservation of good order therein. Regulations shall be biding upon the parties hereto the same as if they had been inserted at time of execution.

     17. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register.

     18. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Landlord, might disturb other Tenants in the Building, shall be made or permitted by any Tenant, and no cooking shall be done in the tenants premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant premises, and nothing shall be brought into or kept in any tenant premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which the judgment of the Landlord, might cause any such impairment or interference.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, in quadruplicate, the day and year first above written.


TENANT: New American Healthcare Corporation


by /s/ Dana C. McLendon Jr.        Witness:/s/
  --------------------------               --------------------------
  Authorized Signature
  (Corporate Capacity)
  SVP - Fin. & Admin.


    void
  --------------------------       Witness: N/A
                                           ---------------------------

    void
  --------------------------       Witness: N/A
                                           ---------------------------



  LANDLORD:


  /s/
  --------------------------
  Authorized Signature



  Witness:


  /s/
  --------------------------
  Authorized Signature

                                  [FLOORPLAN]

                                  [FLOORPLAN]

                            FIRST AMENDMENT TO LEASE




THIS FIRST AMENDMENT TO LEASE Agreement, made and entered into this 10 day of October, 1996, by and between Highwoods/Forsyth Ltd. Partnership, as "Landlord" and New American Healthcare Corporation, as "Tenant".

WHEREAS, James W. Ayers and Tenant entered into a certain OFFICE LEASE AGREEMENT dated May 22, 1996, (hereinafter referred to as the "Lease"), providing for the demise by Lessor to Lessee of office space in a certain building now commonly known and designated as Harpeth on the Green II, 109 Westpark Drive, Brentwood, Tennessee (the "Building"), and as more specifically set forth in aforesaid Lease; and

WHEREAS, Highwoods/Forsyth Ltd. Partnership is the successor in interest to James W. Ayers under the LEASE, pursuant to Highwood/Forsyth Ltd. Partnership purchase of the premises that were the subject of the LEASE:

NOW, THEREFORE, in consideration of mutual covenants and undertakings hereinafter set forth by and between the parties hereto, THE OFFICE LEASE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

1. Square Footage: The square footage will be increased to 6349 reflecting the addition of 889 square feet as shown on the attached exhibit.

2. The base rental for the leased premises, adjusted to reflect the addition of 889 square feet bringing the total square footage to 6349 and prorata share to 8.11%, effective the first day of December, 1996 will be as follows:


                                   Base Monthly                  Annual Base
Period                                Rental                       Rental
------                             ------------                  -----------

12/1/96 to 11/30/97                $8,729.88                     $104,758.50
12/1/97 to 11/30/98                $8,766.55                     $105,198.56
12/1/98 to 11/30/99                $8,803.96                     $105,647.50
12/1/99 to 11/30/00                $8,843.22                     $106,118.67
12/1/00 to 11/30/01                $8,883.23                     $106,598.73

3. Tenant Improvements: Landlord to provide up to $8.00 psf on the additional 889 square feet for buildout of the space along with the allowance on the 5460 square feet as provided in the original lease.

4. Landlord and Tenant hereby acknowledge that the Lease and all amendments thereto constitute the entire agreement and that no other agreements written or oral exist. All other provisions of the Lease and previous amendments not hereby amended shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement by proper person thereunto authorized so to do on the day and year first written above.

WITNESS:                           LANDLORD: Highwoods/Forsyth Ltd. Partnership
                                             By: Highwoods Properties, Inc.
                                             General Partner




By: /s/ Jeff Williams              By:  /s/ Bruce Reanes
    ---------------------              ---------------------
Its:                               Its: Vice President
    ---------------------              ---------------------
Date:   10/16/96                   Date:  10/16/96
     --------------------               --------------------




                                   TENANT: New American Healthcare Corporation



By: /s/ Neil G. M. Len             By: /s/Dana C. McLendon Jr.
    ---------------------              -----------------------

Its:    V. P.                      Its:   SVP
    ---------------------               ----------------------

Date:   10/10/96                   Date:  10/10/96
     --------------------               ----------------------

                                  [FLOORPLAN]

                           SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter the "Second Amendment") is made and entered into this 10th day of June, 1998, by and between W. FRED WILLIAMS, TRUSTEE FOR THE BENEFIT OF HIGHWOODS/TENNESSEE HOLDINGS, L.P (herein called "Landlord" and successor-in-interest to James W. Ayers) and New American Healthcare Corporation (herein called "Tenant").

WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated May 22, 1996 (the "Lease"), providing for the demise by Landlord to Tenant of office space in a certain office building now commonly known as Harpeth on the Green II, 109 Westpark Drive, Brentwood, Tennessee (the "Building"), all as more specifically set forth in the Lease; and

WHEREAS, Landlord and Tenant amended the terms of the Lease on October 10, 1996; and

WHEREAS, Landlord and Tenant now desire to further amend the terms of the Lease to be effective June 1, 1998.

Now, THEREFORE, in consideration of mutual convenants and undertakings hereinafter set forth by and between the parties hereto, the Lease is hereby amended as follows:

1. Commencing June 1, 1998, Tenant shall lease and occupy an additional 10,393 rentable square feet represented by Suite 190 (2,802 rsf) on the first floor of the Building and Suite 430 (7,591 rsf) on the fourth floor of the Building. The Leased Premises will now contain a total of 16,742 rentable square feet. Tenant's proportionate share for the purpose of calculating additional rent associated with operating expenses shall be 21.40%.

2. The Term of the Lease is hereby extended by an additional thirty-six (36) months. The new expiration date of the Lease shall be November 30, 2004. The extension of the Term shall only apply to Tenant's fourth floor space (13,940 rsf) and will not include Suite 190 (2,802 rsf) located on the first floor of the Building. Thus, during the extension period, the Leased Premises will contain a total of 13,940 rentable square feet located entirely on the fourth floor of the Building. Tenant's new proportionate share during the extension period shall be 17.82%.

3. Amended to reflect the additional square footage and extension of the Term, Base Rental shall be paid by Tenant according to the following schedule:

     (a)          As to Suite 190:

     From         Through           Rate/SF         Monthly         Annually
     ----         -------           -------         -------         --------
     6/1/98       11/30/01          $17.50          $ 4,086.25      $ 49,035.00


     (b)          As to Suite 430 and Suite 440 (combined):

     From         Through           Rate/SF         Monthly         Annually
     ----         -------           -------         -------         --------
     6/1/98       11/30/98          $16.53          $19,204.17      (6 months)
     12/1/98      11/30/99          $16.56          $19,241.58      $230,898.96
     12/1/99      11/30/00          $16.60          $19,280.85      $231,370.20
     12/1/00      11/30/01          $16.63          $19,320.85      $231,850.20
     12/1/01      11/30/02          $19.08          $22,164.60      $265,975.20
     12/1/02      11/30/03          $19.61          $22,780.28      $273,363.36
     12/1/03      11/30/04          $20.20          $23,465.67      $281,588.04

4. Landlord shall provide Tenant an allowance of $124,593 (the "Allowance") to make improvements solely to the Leased Premises. The Allowance shall include all architectural fees and any necessary repairs or "patching" required in the common corridors as a result of the tenant work.

5. Tenant shall have the right to affix signage at the existing monument sign located in front of the Building at Westpark Drive. The design of such signage shall be consistent with the current signage already in place, and the cost of the signage, including installation, shall be deducted from the Allowance specified in Section 4 above.

6.   Per Section 44 (c) of the Lease, Tenant has a Right of Refusal on Suite
     410. This Second Amendment shall also provide Tenant additional Rights of First Refusal on Suite 400 and Suite 480, subordinate however, to existing tenant rights, if any, on these spaces. If Tenant elects to exercise its Rights of First Refusal on these spaces, the following base rental rates and notice dates shall apply:

     Suite         Square Feet        Rate/SF(First year)          Notice Date
     -----         -----------        -------------------          ------------
     410           1,680                     $18.50                March 1,1999
     480           3,223                     $18.50                June 1, 1999
     400           2,374                     $19.08                July 1, 2001

     The base rental rates specified above for the Right of First Refusal Spaces shall apply only to the first year of the term. For each subsequent year of term, the base rental rates shall increase by three percent (3%) annually for each space respectively.

     If Tenant elects to exercise its Right of First Refusal on any of these spaces, Landlord shall provide a tenant improvement allowance of $2.00 per rentable square feet for each year of lease term, provided that such term is a minimum of three (3) years. For any partial year of term, the tenant improvement allowance shall be prorated accordingly.

7. Definitions and terms used in this Second Amendment shall have the same definitions as set forth in the Lease.

8. This Second Amendment shall be incorporated into and made a part of the Lease and all provisions of the Lease not expressly modified or amended shall remain in full force and effect.





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




          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by proper person thereunto authorized to do so on the day and year first written above.

          LANDLORD:

          W. FRED WILLIAMS, TRUSTEE FOR THE BENEFIT OF
          HIGHWOODS/TENNESSEE HOLDINGS, L.P


          By: /s/ W. Brian Reames
          --------------------------------------
          W. Brian Reames or John W. Eakin,
          as Authorized Agent for W. Fred
          Williams, Trustee, under that certain
          Amended and Restated Trust Agreement
          effective as of November 27, 1996, by
          and between Highwoods/Tennessee
          Holdings, L.P and W. Fred Williams

          Title: Vice President

          Date:  June 10, 1990



          TENANT:

          NEW AMERICAN HEALTHCARE CORPORATION



          By: /s/ Robert M. Martin
          -------------------------------
          Title: President
          Date:  June 4, 1998






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